UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	EZRA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 6, 2026, Reliance Global Group, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) via live webcast. As of March 5, 2026, the record date for the Annual Meeting, there were 21,253,013 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 9,591,634 shares were present in person or represented by proxy, constituting approximately 45.13% of the shares entitled to vote and a quorum for the transaction of business.

The following matters were voted upon at the Annual Meeting, and the final voting results, as certified by the Inspector of Elections, are set forth below.

Proposal 1 — Election of Directors

The following five director nominees were elected to serve until the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ezra Beyman	3,409,300	0	279,979	5,902,355
Alex Blumenfrucht	3,296,777	0	392,502	5,902,355
Scott Korman	3,300,626	0	388,653	5,902,355
Ben Fruchtzweig	3,275,234	0	414,045	5,902,355
Sheldon Brickman	3,332,419	0	356,860	5,902,355

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,156,532	105,481	329,621	0

Proposal 3 — Approval of Amendment to 2025 Equity Incentive Plan

The amendment to the Company’s 2025 Equity Incentive Plan, to increase the number of shares of common stock available for issuance thereunder by 14,000,000 shares, from 2,000,000 shares to 16,000,000 shares, was approved:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,780,312	789,931	119,036	5,902,355

Proposal 4 — Approval of Share Issuance under Nasdaq Listing Rule 5635(d)

The issuance of shares of the Company’s common stock in excess of the Exchange Cap for purposes of Nasdaq Listing Rule 5635(d), pursuant to that certain Common Stock Purchase Agreement dated as of August 26, 2025, as amended, was approved:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,865,554	717,894	105,831	5,902,355

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE GLOBAL GROUP, INC.

Dated: May 7, 2026

By:	/s/ Ezra Beyman
Name:	Ezra Beyman
Title:	Chief Executive Officer